THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated June 1, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Potentia® dated May 3, 2021

The following hereby replaces the Total Annual Mutual Fund Operating Expenses table found on page 4 of the Prospectus:

The next table shows the total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning the Mutual Funds’ fees and expenses is contained in the prospectuses for the Funds.

Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%	1.24%*

*

The Mutual Fund with the highest total annual fund operating expenses (1.24%) for the period of May 3, 2021 to May 23, 2021 is the VC II Small Cap Growth Fund. Pursuant to an expense limitation agreement, VALIC will waive fees and reimburse expenses of the VC II Small Cap Growth Fund should the total annual fund operating expenses exceed 1.13%. The expense waivers and fee reimbursements will continue through December 31, 2021. On May 24, 2021, the VC II Small Cap Growth Fund was reorganized with and into the newly created VC I Small Cap Growth Fund with the VC I Small Cap Growth Fund being the surviving option. On such date, the Mutual Funds with the highest total annual fund operating expenses (0.99%) became VC I Systematic Core Fund and the newly created VC I Small Cap Growth Fund.

Please keep this Supplement with your Prospectus.